                                                                     EXHIBIT 4.6


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
  NOT MORE                                                                                                           NOT MORE
THAN 100,000                                                                                                       THAN 100,000
   SHARES                                                                                                            SHARES

NUMBER                                                                                                               SHARES
GR


W.R. GRACE & CO.                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                        This Certifies that

COMMON
STOCK



                         is the owner of

                     SHARES OF THE FULLY PAID AND NONASSESSABLE COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF

                    W.R. Grace & Co., transferable on the books of the Company in person or by attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                         Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
                                                               Dated

                                                                                       /s/ Albert J. Costello
                                                                                       ----------------------
                    COUNTERSIGNED AND REGISTERED:                                                    CHAIRMAN

                    By                                                                 Robert B. Lamm
                      ------------------------------                                   ----------------------
                        TRANSFER AGENT AND REGISTRAR                                                SECRETARY
                        AUTHORIZED OFFICER


[W.R. GRACE & CO CORPORATE DELAWARE SEAL 1996]                                   [GRACE LOGO]


AMERICAN BANKNOTE COMPANY                                          PRODUCTION COORDINATOR - DEE FERTIG - 215-830-2197
   680 BLAIR MILL ROAD                                                             PROOF OF JULY 11, 1996
   HORSHAM, PA  19044                                                                     W.R. GRACE
     215-657-3480                                                                 H 44625patches LOT      2

SALESPERSON -            R. JOHNS - 212-557-9100                  Opr.              js/hj/eg                 REV 2
/home/seibert in progress/home 15/wrgrace  44625                  /net/banknote/home 15/W

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
                               W.R. GRACE & CO.

                                    ------

The Company will furnish without charge to each stockholder who so requests a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.



The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                 JT TEN          -As joint tenants, with right of
                                  survivorship, and not as tenants
                                  in common
                 TEN IN COM      -As tenants in common
                 TEN BY ENT      -As tenants by the entireties
          Abbreviations in addition to those appearing above may be used.

For value received ____hereby sell, assign and transfer unto
  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFICATION NUMBER OF ASSIGNEE


- --------------------------------------------------------------------------------
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated____________



                                         ------------------------------------


                                      Signature(s) Guaranteed:



                                      ----------------------------------------
                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH MEM-
                                      BERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT
                                      TO S.E.C. RULE 17Ad-15.


        This certificate also evidences and entitles the holder hereof to certain rights, as set forth in a Rights Agreement (the "Rights Agreement")
between W.R. Grace & Co. (the "Company") and                    (the "Rights
Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, rights beneficially owned by an Acquiring Person or any Affiliates or Associates thereof (as such terms are defined in the Rights Agreement), or certain transferees thereof, may become null and void.

AMERICAN BANKNOTE COMPANY                   PRODUCTION COORDINATOR-
   680 BLAIR MILL ROAD                     DEE FERTIG - 215-830-2197
   HORSHAM, PA 19044                        PROOF OF JULY 18, 1996
      215-657-3480                               W.R. GRACE
                                           H 44625patches Lot2
SALESPERSON: R. JOHNS-212-557-9100
                                         Opr.  js/hj/eg/lr/reg     REV 5

Notice: This signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever